UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

The McClatchy Company

(Exact name of registrant as specified in its charter)

Delaware	1-9824	52-2080478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 Q Street Sacramento, CA	95816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 321-1846

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Stock and Asset Purchase Agreements

On May 23, 2006, The McClatchy Company (“McClatchy” or the “Company”), a Delaware corporation, and Philadelphia Media Holdings, LLC (“Philadelphia Media Holdings”), a Delaware limited liability company, entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement and following the completion of the merger of Knight Ridder with and into McClatchy, McClatchy will sell to Philadelphia Media Holdings the outstanding capital stock of certain entities and certain related assets used to conduct the business of operating the the Philadelphia Inquirer, Philadelphia Daily News and certain associated publications (the “Philadelphia Sale”) for $515 million in cash and Philadelphia Media Holdings will assume certain liabilities related to the entities and related assets purchased in the Philadelphia Sale.

Pursuant to the Purchase Agreement, following the closing of the Philadelphia Sale, McClatchy will indemnify Philadelphia Media Holdings and their respective affiliates and their stockholders, members, officers, directors, employees, affiliates, agents and representatives from all losses related to (i) certain liabilities that are not assumed by Philadelphia Media Holdings and (ii) breach of certain representations and warranties of McClatchy related to the corporate authority of McClatchy, regulatory consents required to consummate the Philadelphia Sale, brokers’ or finders’ fees and title to entities being sold pursuant to the Philadelphia Sale. In addition, pursuant to the Purchase Agreement, Philadelphia Media Holdings will indemnify McClatchy and its affiliates and its stockholders, officers, directors, employees, affiliates, agents and representatives from all losses related to (i) any of the liabilities assumed by Philadelphia Media Holdings in connection with the Philadelphia Sale, or (ii) breach of certain representations and warranties of Philadelphia Media Holdings related to its corporate authority, regulatory consents required to consummate the Philadelphia Sale, brokers’ or finders’ fees and the solvency of Philadelphia Media Holdings following the Philadelphia Sale.

McClatchy and Philadelphia Media Holdings made customary representations, warranties and covenants in the Purchase Agreement. McClatchy further agreed to exercise its contractual rights under the merger agreement with Knight Ridder so as to use commercially reasonable efforts to require that the entities and related assets being sold in connection with the Philadelphia Sale are operated in the ordinary course of business prior to the consummation of the merger with Knight Ridder. Following the consummation of the merger with Knight Ridder and prior to the consummation of the Philadelphia Sale, McClatchy has agreed to operate the entities and related assets being sold in connection with the Philadelphia Sale in the ordinary course of business. McClatchy also agreed to exercise its contractual rights under the merger agreement with Knight Ridder to prevent Knight Ridder from taking certain actions with respect to the entities and related assets being sold in connection with the Philadelphia Sale.

The completion of the Philadelphia Sale is subject to various conditions, including the consummation of the merger of Knight Ridder with and into McClatchy, the expiration or termination of the applicable Hart-Scott-Rodino waiting period, absence of a material adverse effect on the businesses being sold, accuracy of representations and warranties and compliance with covenants.

The Purchase Agreement contains certain termination rights for both McClatchy and Philadelphia Media Holdings. In addition, the Purchase Agreement immediately terminates upon the termination of the merger agreement with Knight Ridder.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached to this Report as Exhibit 2.1 and incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about McClatchy or Philadelphia Media Holdings. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by McClatchy in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain

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representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between McClatchy and Philadelphia Media Holdings rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about McClatchy or Philadelphia Media Holdings.

Item 8.01. Other Events.

On May 23, 2006, McClatchy issued a press release announcing that it entered into a definitive agreement with Philadelphia Media Holdings.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Stock and Asset Purchase Agreement by and between The McClatchy Company and Philadelphia Media Holdings, LLC, dated May 23, 2006

99.1	Press Release issued by The McClatchy Company, dated May 23, 2006

IMPORTANT ADDITIONAL INFORMATION

On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also

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serves as Knight Ridder’s proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MCCLATCHY COMPANY

Date: May 25, 2006	By:	/s/ Patrick J. Talamantes
	Name:	Patrick J. Talamantes
	Title:	Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.1	Stock and Asset Purchase Agreement by and between The McClatchy Company and Philadelphia Media Holdings, LLC, dated May 23, 2006

99.1	Press Release issued by The McClatchy Company, dated May 23, 2006